 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2026

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
802 East 1050 South
American Fork, UT 84003
(Address of principal executive offices, and Zip Code)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On January 11, 2026, (“Effective Date”), Domo, Inc. (the “Company”) entered into a separation and settlement agreement and mutual release (the “Separation Agreement”) with Mark Maughan, the Company’s Chief Operating Officer. Pursuant to the terms of the Separation Agreement, Mr. Maughan has resigned as the Company’s Chief Operating Officer and is entitled to receive the following consideration from the Company:
•a cash payment of $1.5 million within thirty (30) calendar days of the Effective Date;
•accelerated vesting of 100% of Mr. Maughan’s outstanding restricted stock units (the “RSUs”) on the Effective Date; and
•a total of 245,000 fully vested RSUs over three years, subject to the terms and schedule set forth in the Separation Agreement.
In addition, if a Change in Control (as defined in the Separation Agreement) occurs before Mr. Maughan receives all consideration owed, any unpaid amount thereof shall be accelerated. Mr. Maughan and the Company have entered into mutual releases and waivers of all known and unknown clams against each other and the Releasees (as defined in the Separation Agreement) and Mr. Maughan has agreed not to compete with the Company during the Consultant Period. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 11, 2026, Mark Maughan resigned from the Company as the Company's Chief Operating Officer, effective immediately. Mr. Maughan will be continuing as a consultant subject to the terms of a Consulting Agreement dated January 11, 2026, entered into between the Company and Mr. Maughan.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Separation and Settlement Agreement and Mutual Release, dated as of January 11, 2026, between the Company and Mark Maughan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: January 12, 2026	By:	/s/ Tod Crane
Tod Crane
Chief Financial Officer